Exhibit 99.1

Martek Biosciences Investor Day March 5, 2010 New York, NY

Kyle Stults Director of Investor Relations 2

Forward Looking Statements 3 Sections of this presentation contain forward-looking statements concerning, among other things, expectations regarding future revenue growth, product introductions, production expansion, capital expenditures and gross margins. These statements are based upon numerous assumptions that Martek cannot control and involve risks and uncertainties that could cause actual results to differ. These statements should be understood in light of the risk factors set forth in the Company's filings with the SEC.

Agenda Speaker Topic Steve Dubin, CEO Welcome and Opening Remarks Peter Nitze, COO Research Engine and Pipeline Review Question and Answer Session Philip New, CEO, BP Biofuels Sugars-to-Biodiesel Overview Question and Answer Session David Abramson, President Strategic Value of Amerifit and Branded Product Pipeline Opportunities Pete Buzy, CFO Financial Considerations Steve Dubin, CEO Summary Question and Answer Session 4

Steve Dubin Chief Executive Officer 5

Martek’s Roots 6 Microbial biotechnology Significant expertise in the development and production of high value products from microbial sources Expanding lipid, protein and carbohydrate technology platforms

Martek Today The global leader in DHA and ARA for infant formula Growing DHA business outside of infant formula Recently acquired platform from which to launch branded nutritional products Strong balance sheet and cash flow generation Annual revenue more than $450 million (post-Amerifit acquisition) Delivering gross margin increases and earnings growth 7

Martek’s “Go Forward” Strategy 8 Leverage microbial biotechnology platform to expand beyond DHA and ARA Internally commercialize nutritionally-oriented pipeline products Seek strong industry partners for pipeline products outside of nutrition Continue to leverage our platform to deliver shareholder value for the long run

Peter Nitze Chief Operating Officer 9

Martek Research Engine 10 Nutritional Ingredients Commercial Applications Branded Nutritional Supplements (Amerifit) Unique Microbial Production Systems Comprehensive lab, pilot and production scale manufacturing Microbial biology Algal genomics Fermentation and oil processing Proprietary Platform Capabilities Core Expertise Next Generation Products (Strategic Partners)

11 108 R&D team members (42 Ph.D.s, 2 M.D.s) Prior affiliations include National Institutes of Health, Abbott, Johnson & Johnson, Wyeth, Monsanto Experience with algae, bacteria, fungi, yeast and other microbes Expertise in modification, optimization, development and production of microbes and microbially-derived products Collaborations with a significant network of leading public and private sector research organizations and individuals Martek Research and Development Capabilities

Project Pipeline Overview Project Description Partner Therapeutic Proteins Algal-based protein expression platform Confidential Microbial Biofuels Conversion of sugar into biodiesel through fermentation Seed Oil DHA Oilseed-based production system for DHA High Purity DHA 90+% pure DHA product for therapeutic applications TBD Chondroitin Chondroitin production via bacterial fermentation Shrimp Antiviral Algae-based feed with therapeutic benefits Project Description Channel MIDAS Study Improved cognitive function in healthy adults Microbial EPA/DHA Algal EPA+DHA oil similar to higher quality fish oils DHA Combination Products Nutritional supplements with DHA + other ingredients Next Generation IF DHA Lower cost algal DHA oil for infant formula Near Term Longer Term 12

MIDAS Overview Overview A Randomized, Double-Blind, Placebo-Controlled Study to Evaluate the Effects of DHA on Cognitive Functions in Healthy Elderly Adults Commercial Application Branded nutritional supplement Compelling Attributes Benefit roughly equivalent to having the learning and memory skills of someone three years younger Timing Targeted introduction of a branded DHA-memory product in 2011 13

Microbial EPA/DHA Overview Martek has developed a new strain of algae with a fatty acid profile that is similar to higher quality fish oils Commercial Application(s) Branded nutritional supplement Food & beverage ingredient Compelling Attributes Non-GMO A vegetarian, sustainable EPA + DHA alternative to fish oil Similar to existing strains Timing Targeted product introduction in 12-24 months 14

Next Generation DHA for Infant Formula 15 Overview A new strain of algae with similar fatty acid profile to the current DHA for infant formula Commercial Application Infant formula Compelling Attributes Non-GMO More rapid and efficient growth than current IF algal strain Timing Targeted commercialization in 2013

Therapeutic Protein Production System 16 Overview A novel production system for therapeutic proteins Proof of concept achieved Positive results demonstrated in animal vaccine challenge trial Commercial Application(s) Algal-based protein expression platform for therapeutically important proteins Martek Contributions Genetic manipulation, microbiology, and fermentation expertise Expected Collaborator Contributions Commercially relevant target viral protein gene sequences Purification, packaging, sales and marketing

System Vaccine Development Protein Secretion Cost / Cycle Time Capacity Risks Bacteria Fast (weeks) No Low / Fast High Impurities Yeast Fast (weeks) Yes Medium / Fast High HM Issues* Plants Very Slow (many months) Varies Low / Slow Very High Containment Animals Very Slow (many months) Yes High / Slow Low/Medium Viruses, Prions Mammalian cell culture Medium (months) Yes High / Medium Low Viruses, Prions Martek Fast (weeks) Yes Low / Fast High Low *Hypermannosylation Protein Production System Comparisons 17

Chondroitin 18 Overview Chondroitin sulfate is a carbohydrate polymer found in all joints Chondroitin is currently produced from animal sources such as bovine, porcine, and shark cartilage Martek is commercializing a consistent, dependable low-cost form of chondroitin sulfate through bacterial fermentation and post-fermentation chemical modification Commercial Application Nutritional supplement for support of healthy joint function Martek Contributions Genetic manipulation and microbiology expertise to engineer bacteria to produce chondroitin Low cost microbial fermentation process cGMP facilities for large scale fermentation Collaborator: Seikagaku Expertise in purification and chemical sulfation of chondroitin

Question & Answer Session 19

BP/Martek Sugar to Diesel Project overview Philip New, CEO BP Biofuels Martek Investor Day, New York, 5th March 2010 BP Biofuels a growing alternative

21 Forward Looking Statements This presentation contains forward-looking statements based on management’s current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like “expects,” “anticipates,” “plans,” “intends,” “projects,” “indicates,” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors could cause results to differ materially from those stated. These factors include, but are not limited to, changes in the laws, regulations, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; research and development of new products, including regulatory approval and market acceptance, and seasonality of sales of agricultural products.

22 BP Biofuels Strategy Bioethanol Biobutanol Sugar Fermentation Grain Energy Crop Sugar cane Sustainable Feedstock Conversion Fuel Molecules Gasoline Biodiesel Diesel A sustainable & scalable option to meet increasing demand for biodiesel Power/Feed

23 About BP Biofuels Continually improving how biofuels are sourced, developed, and consumed through the thoughtful application of advanced technologies and operations, Projects in Construction Brazilian JV Tropical BioEnergia SA operating a wordscale sugarcane ethanol plant UK Joint Venture constructing 420 million litre biofuels refinery in UK (Vivergo Fuels) BP and DuPont building biobutanol demonstration plant in UK Partnerships & Collaborations BP and DuPont developing biobutanol as a premium biofuel molecule US joint venture developing and commercializing biofuels from lignocellulosic feedstocks – (Vercipia Biofuels) BP and Mendel Biotechnology developing bio-feedstocks Technology R&D $500 million investment in the Energy Biosciences Institute, BP and Martek Biosciences Corporation working on sugar-to-diesel technologies using biomass feedstocks.

24 BP / Martek Sugar to Diesel Collaboration A summary Technology offers an alternative to current biodiesel options with potential to deliver economic, sustainable and scaleable biodiesel supplies: Access to a variety of biomass feedstock Ability to tailor the product to specific applications Reduced exposure to price, availability and sustainability concerns of vegetable oils Martek and BP will work together to establish proof of concept for large-scale, cost effective microbial biodiesel production through fermentation. The collaboration leverages the partners’ significant expertise We expect to be ready for commercialisation within 5 years. August 2009: BP and Martek Biosciences Corporation announce joint development agreement

25 BP-Martek Sugar to Diesel Technology Steps: Access cost effective and sustainable sugar juice extracted from sugar cane or Ligno-cellulosic material Use proprietary heterotrophic micro- organism to convert the sugars into lipids / oils. Lipids produced have profiles and/or properties similar to conventional vegetable oils (rape seed, soya bean oil), or tailored to specific applications. “Upgrade” the lipids/oils to FAME or hydrocarbons through existing chemical or thermo-catalytic conversions Technology: Non photosynthetic conversion of sugars into oils for application in transportation fuels (biodiesel, aviation fuels)

Photosynthetic versus Heterotrophic

Four criteria against which we judge opportunities:

Low cost / Low-carbon / Scalable / Sustainable


Heterotrophic
Process Control
Productivity
Production costs
Scalability
Technical risks
Conventional Fermenters
CO_2
Sun, Water, CO2
Conversion
Oil in microorganism
Oil
Open Pond Photoreactors
Photosynthetic
Process Control
Productivity
Production costs
Scalability
Technical risks

26

27 Market Opportunity Advantages of the sugar-to-diesel pathway over conventional biodiesel made from vegetable oils include: Access to a wide variety of biomass feedstocks which can be produced at scale and in high yield. Ability to tailor the product for a variety of diesel and aviation-fuel needs. Reduced exposure to fluctuations in the price of vegetable oils Avoidance of availability and sustainability concerns surrounding conventional biodiesels. Advantages of the sugar-to-diesel pathway over alternative “advanced” biodiesel options: Built on technologies already proven at scale (rather than technologies that are still in the lab-stage of development). Less capital extensive than thermo-catalytic / thermo-chemical biomass conversion alternatives. Has the potential to produce sugars and oils at higher yields than photosynthetic approaches, and at lower costs.

28 Market Opportunity Sugar to Diesel (S2D) is a low cost, low carbon, scalable option with large potential to access key high growth biofuels markets in the short term ... ... and a long term response to the evolution of the road transport fuel sector and Aviation. Regulation driven market growth accessible for S2D Accessible through ligno-cellulosic sugars to diesel Accessible through any sugars to diesel CAGR 9% - 5 10 15 20 25 30 35 2008 2025 bn gal US Cellulosic Advanced US Biodiesel US General Advanced EU Biodiesel (estimate)

Question & Answer Session 29

David Abramson President 30

Amerifit Overview Develops, markets and distributes branded consumer health and wellness products focused on Women’s and Digestive Health benefits Product portfolio of leading brands: Culterelle, AZO and Estroven Broad U.S. distribution throughout food, drug, and mass channels 31

Strategic Value of Amerifit Strong sales and marketing infrastructure for selling branded consumer health and wellness products Moves Martek up the value chain and closer to the consumer Platform for controlling and accelerating the commercialization of Martek’s nutritional product pipeline 32 Brand Illustrative Value Chain 5x Ingredient Revenue Gross Profit

Leveraging the MIDAS Study Publication by a major medical journal Stage is set for a branded “life’sDHA for memory” product Large and growing market opportunity (Baby Boomers) PR campaign 33 Journal Lorem ipsum dolor sit amet, consectetur adipisicing elit, sed do eiusmod tempor incididunt ut labore et dolore magna aliqua. Lorem ipsum dolor sit amet, consectetur adipisicing elit, sed do eiusmod tempor incididunt ut labore et dolore magna aliqua. Ut enim ad minim veniam, quis nostrud exercitation ullamco laboris nisi ut aliquip ex ea commodo consequat. Note: *Illustrative only* Lorem ipsum dolor sit amet, consectetur adipisicing elit, sed do eiusmod tempor incididunt ut labore et dolore magna aliqua.

Branded Product Pipeline Opportunities DHA for Memory (MIDAS) Other product concepts * Chondroitin 2010 2011 2012 2013 Amerifit Products Martek Product Concepts Culterelle Estroven AZO DHA-combination concepts * Cardiovascular * Cognitive * Joint * Bone * Children’s On the Market Development Vegetarian EPA/DHA 34

Peter Buzy Chief Financial Officer 35

Finance Summary 36 Core research capabilities have been developed over many years Most individual products have a 3-5 year development cycle Strategic partnerships leverage our development spending m m

Disciplined Spending Rigorous screening process 37 Partnership Opportunity Time to Market Intellectual Property Technical Feasibility Revenue Potential Martek Projects

Steve Dubin Chief Executive Officer 38

Today’s Takeaways 39 Strong technology platform Robust pipeline of near and long-term products Capabilities to execute and commercialize the pipeline Branded nutritional products - Amerifit High value products - growing list of strategic partnerships with marquee partners Continued focus on revenue and earnings growth to drive shareholder value

Question & Answer Session 40